UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2021

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 605, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on December 29, 2017, Net Element, Inc. (the “Company”), entered into, and consummated the transactions contemplated by, a Unit Purchase Agreement (the “Purchase Agreement”) with ESOUSA Holdings, LLC, a New York limited liability company (“ESOUSA”). Pursuant to the Purchase Agreement, on December 29, 2017, the Company sold to ESOUSA, among other securities, 404,676 five-year warrants to purchase shares of Company common stock (the “Purchase Warrants”) at a purchase price of $0.125 per share and exercise price of $11.12 per share.

On November 3, 2021, the Company and ESOUSA agreed to reduce the exercise price of the Purchase Warrants from $11.12 to $6.796 per share (the “Reduced Exercise Price”) in consideration for the exercise in full of all, but not less than all, Purchase Warrants by ESOUSA to acquire shares of the Company’s common stock.

The Company entered into an exercise price reduction offer letter agreement (the “Letter Agreement”) with ESOUSA to purchase a total of 404,676 shares of the Company’s common stock. Pursuant to the Letter Agreement, ESOUSA and the Company agreed that ESOUSA would exercise its Purchase Warrants with respect to all of the shares of the Company common stock underlying such Purchase Warrants for the Reduced Exercise Price.

The Company expects to receive aggregate gross proceeds of approximately $2,750,178 from the exercise of the Purchase Warrants by ESOUSA. After the full exercise of the Purchase Warrants by ESOUSA, no Purchase Warrants will be outstanding.

The foregoing description of the Letter Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03             Material Modifications to Rights of Security Holders.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Letter Agreement, dated as of November 3, 2021 between the Company and ESOUSA Holdings, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2021

NET ELEMENT, INC.

By:	/s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated as of November 3, 2021 between the Company and ESOUSA Holdings, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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